SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) July 22, 2005


                                THE BEARD COMPANY
             (Exact name of registrant as specified in its charter)


          Oklahoma                     001-12396                73-0970298
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)


                                Enterprise Plaza
                               5600 N. May Avenue
                                    Suite 320
                          Oklahoma City, Oklahoma 73112
               (Address of principal executive offices) (Zip Code)

                                 (405) 842-2333
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Item 3.02  Unregistered Sales of Equity Securities

     On May 13, 2004, The Beard Company, (the "Company") commenced a private debt placement of its 10% Participating Notes due November 30, 2006 (the "10% Notes") and Warrants to purchase 240,000 shares of the Company's common stock, targeted to raise a total of $1,200,000. The Company offered the 10% Notes to provide the working capital to retire the Company's remaining short-term debt and to fund operations.

     On June 8, 2004, the Company announced that it had completed the placement of all of the 10% Notes. The Placement Agent received a 6% commission on $500,000 of the 10% Notes sold by it. No commission was paid on the $700,000 of 10% Notes sold by the Company.

     On February 10, 2005, the Company prepaid 40% of the principal amount of the $700,000 of 10% Notes sold by it, leaving $420,000 of such notes outstanding. A $500,000 10% Note was not prepaid at the request of the holder. However, such note has been paid down to a current principal balance of $384,102 in the ordinary course of business.

     On June 29, 2005, the Company commenced a private debt placement of up to $2,004,102 of its 12% Convertible Subordinated Notes due August 31, 2009 (the "2009 Notes"). As part of the offering, holders of the remaining 10% Notes were given the right to exchange such notes for the 2009 Notes. The Company offered the 2009 Notes to provide the working capital to sustain the Company's activities until the operations under development in the Coal and China Segments are generating positive cash flow.

     On July 22, 2005, the Company accepted the subscription for and sold $50,000 aggregate principal amount of the 2009 Notes to a private investor. $30,000 of 10% Notes were also exchanged as of such date by a private investor, and on July 25, 2005 two private investors exchanged an additional $15,000 each of 10% Notes. As a result of these transactions, a total of $110,000 of 2009 Notes were issued. The sale and the exchange of the 2009 Notes were all made by the Company. The Placement Agent will receive a 1% commission on the $50,000 of 2009 Notes sold by the Company. No commission will be paid in connection with the exchanges.

     Transaction with Affiliates. On May 21, 2004, the William M. Beard and Lu Beard 1988 Charitable Unitrust (the "Unitrust") purchased $500,000 of the 10% Notes in a transaction fully described in "Related Party Transactions" in the Company's Proxy Statement in connection with its Annual Meeting of Stockholders held on June 9, 2005. The funds for the purchase were borrowed by the Unitrust from an unrelated third party which, as a result of the transaction, became a 5% shareholder (and thus an affiliate) of the Company by virtue of the warrants to purchase 200,000 shares of the Company's common stock it received in connection with the transaction. As part of the transaction, the third party also received a deed of trust lien covering the Company's working and overriding royalty interests in the McElmo Dome Field (the "McElmo Dome Collateral") that was superior to the Unitrust's $2,785,000 deed of trust lien.

     On July 22, 2005, the Company assumed the $388,818 remaining balance of the note owed by the Unitrust to the third party affiliate in exchange for the Unitrust's release of the Company's obligations under our 10% Note that it held (having a remaining balance of $384,102) plus $4,716 in cash. The third party then subscribed for $390,000 aggregate principal amount of the Notes as a renewal and extension of the $388,818 note assumed from the Unitrust, plus $1,182 cash. The 2009 Note in the amount of $390,000 is attached as Exhibit
99.1. All other 2009 Notes have been, or will be, issued on the Form of 2009 Note attached as Exhibit 99.2. The third party retained its deed of trust lien in the McElmo Dome Collateral with respect to $388,818 of the Notes, all in accordance with the Note Assumption Agreement and Release, the Subordination and Nominee Agreement and two Restated and Amended Deeds of Trust attached hereto as Exhibits 99.3, 99.4 and 99.5, respectively. This transaction was effectuated through the Placement Agent, which will receive a 2% commission in connection therewith.

     As a result of the above described transactions, a total of $500,000 of 2009 Notes were issued. Based upon their current conversion price of $2.25 per share (the "Conversion Price"), the 2009 Notes are convertible into 222,222 shares of the Company's common stock.

     The 2009 Notes were issued relying upon the exemption from registration provided by Section 4(2) of the Securities Act for "transactions by the issuer not involving a public offering," in transactions that fell within the safe harbor provided by Rule 506 of Regulation D of the Securities Act of 1933, as amended (the "4(2) Exemption"). When the 2009 Notes are converted to the Company's common stock the issuance of the common stock will be exempted from registration by Section 3(a)(9) of the Securities Act which provides an exemption for "securities exchanged by the issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange."

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.             Description
-----------             -----------

99.1          Beard Boatright 12% Convertible Subordinated Note
99.2          Form of Convertible Subordinated Promissory Note
99.3          Note Assumption Agreement and Release
99.4          Subordination and Nominee Agreement
99.5          Form of Restated and Amended Deed of Trust


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE BEARD COMPANY

                                            /s/ Herb Mee, Jr.
                                           -------------------------------
                                           Herb Mee, Jr., President
July 26, 2005
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                               INDEX TO EXHIBITS

Exhibit
  No.       Description                         Method of Filing
  ---       -----------                         ----------------

99.1   Beard Boatright 12% Convertible         Filed herewith electronically
       Subordinated Note

99.2   Form of Convertible Subordinated        Filed herewith electronically
       Promissory Note

99.3   Note Assumption Agreement and Release   Filed herewith electronically

99.4   Subordination and Nominee Agreement     Filed herewith electronically

99.5   Form of Restated and Amended Deed of    Filed herewith electronically
       Trust